Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.
Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated March 5, 2008 to
Statement of Additional Information Dated May 1, 2007, as Amended on September 18, 2007

Election of Directors

At a Special Meeting of Shareholders of Heartland Group, Inc. (the "Company") held on February 26, 2008, the following persons were elected to the Board of Directors of the Company:

Ward D. Armstrong - a new director
Michael D. Dunham - a director of the Company since January 2004
Kenneth A. Kavajecz - a new director
Dale J. Kent - a director of the Company since August 2003
William J. Nasgovitz - president and a director of the Company since December 1984
Robert A. Rudell - a director of the Company since February 2005

Information about Messrs. Dunham, Kent, Nasgovitz and Rudell is contained in the Statement of Additional Information dated May 1, 2007, as Amended on September 18, 2007.

Ward D. Armstrong, age 54, was Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and Chairman of Ameriprise Trust Company from November 1996 to May 2007. From 2002 to 2004, he was President of American Express Asset Management.

Kenneth A. Kavajecz, age 42, has been an Associate Dean of Masters Programs at the University of Wisconsin-Madison since July 2006 and an Associate Professor of Finance at the University of Wisconsin-Madison since April 2004. From June 2003 to April 2004, he was an Assistant Professor of Finance, and from February 1997 to June 2003, he was Assistant Professor at The Wharton School.

The Board of Directors now consists of five directors (Messrs. Armstrong, Dunham, Kavajecz, Kent and Rudell), who are not "interested persons" under the Investment Company Act of 1940, as amended, of the Company or the Company’s adviser, distributor or transfer agent.